Tax Matters	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Tax Matters	Tax matters
Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 44 companies at December 31, 2020 (42 companies at December 31, 2019).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies which are resident in Spain and which are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2020 and 2019 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2019	6,682	2,908
Additions	846	600
Disposals	(687)	(272)
Transfers	(230)	(257)
Translation differences and hyperinflation adjustments	(211)	(344)
Company movements and others	16	(15)
Balance at December 31, 2020	6,416	2,620

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2018	7,631	2,674
Reclassification entry into force IFRIC 23	—	313
Additions	1,070	586
Disposals	(1,123)	(323)
Transfers	(882)	(250)
Translation differences and hyperinflation adjustments	(33)	(87)
Company movements and others	19	(5)
Balance at December 31, 2019	6,682	2,908

Main changes registered in 2020
The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies. Due to the COVID-19 crisis (see Note 2), at December 31, 2020 the hypothesis assumed and the estimation of recoverability of deferred tax assets were revalued, taking into account the latest regulatory changes. As a result, the Group derecognized deferred tax assets for loss carryforwards with a counterparty in Corporate income tax amounting to 101 million euros, corresponding to the tax group in Spain.
Telefónica Brazil recognized deferred tax liabilities amounting to 231 million euros, mainly related to the tax amortization of goodwill.
Telefónica Germany recognized tax credits for loss carryforwards generated in previous years amounting to 159 million euros. Furthermore, Telefónica Germany recognized deferred tax liabilities amounting to 64 million euros.
The additions of deferred tax assets included tax credits recognized for 24 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2020 amounting to 64 million euros.
In 2020 the additions of deferred tax assets recognized for 30 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2020 included the impact of the materialization of these provisions, amounting to 217 million euros.

In 2020, additions of tax credits from deductions amounting to 103 million euros and disposals of 145 million euros were recognized for the tax group in Spain.
In compliance with the sixteenth transitional provision of amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 204 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities.
Additions of deferred tax assets amounting to 184 million euros were recognized, with a counterparty in Corporate income tax, corresponding to deductible temporary differences of assets of Telxius Towers Germany. As described below, at December 31, 2020, these deferred tax assets were reclassified as "Non-current assets and disposal groups held for sale".
Telxius Telecom, S.A. signed an agreement with American Tower Corporation for the sale of its telecommunications towers divisions in Europe (Spain and Germany) and in Latin America (see Note 2). “Transfers” in 2020 includes the reclassification of deferred tax assets corresponding to the towers divisions of Telxius Group amounting to 250 million euros, to "Non-current assets and disposal groups held for sale" of the statements of financial position.
On May 7, 2020, Telefónica reached an agreement with Liberty Global plc to combine into a 50:50 joint venture their operating businesses in the United Kingdom (see Note 2). “Transfers” in 2020 includes the reclassification of deferred tax liabilities corresponding to Telefónica United Kingdom amounting to 65 million euros, to “Liabilities associated with non-current assets and disposal groups held for sale” of the statements of financial position (see Note 30).
As a result of the impairment of goodwill and other assets of Telefónica Argentina, there was a partial reversal of deferred tax liabilities associated with the hyperinflation adjustment in Argentina, amounting to 94 million euros (see Note 7).
In 2020 the provision registered in relation to tax-amortized goodwill, mainly by the purchase of Vivo (see "Tax deductibility of financial goodwill in Spain" below in this note) amounted to 68 million euros.
The movements relating to deferred taxes recognized directly in equity in 2020 amounted to 116 million euros of additions (net position of higher deferred tax assets) and 90 million euros of disposals (net position of higher deferred tax liabilities).
Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 221 million euros as of December 31, 2020 (157 million euros as of December 31, 2019). The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 230 million euros as of December 31, 2020 (285 million euros as of December 31, 2019).
Main changes registered in 2019
Telefónica Mexico reversed deferred tax assets with a counterparty in Corporate income tax, amounting to 454 million euros, due to the estimations about the time horizon in which the Group expects to recover the assets.
Telefónica Brazil recognized deferred tax assets amounting to 122 million euros, mainly generated in the year and disposals amounting to 127 million euros. In addition, Telefónica Brazil recognized deferred tax liabilities amounting to 304 million euros, mainly related to the tax amortization of goodwill.
The additions of deferred tax assets included tax credits recognized for 81 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2019 amounting to 77 million euros.
In 2019 the additions of deferred tax assets recognized for 492 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans and other obligations with employees of the companies included in the group in Spain (see Note 24). Likewise, disposals of deferred tax assets in 2019 included the impact of the recognition of these provisions, amounting to 207 million euros.
In 2019, additions of tax credits from deductions were recognized in Spain, in the amount of 95 million euros.
In compliance with the sixteenth transitional provision of amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 209 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities.
As explained below, a partial resolution upholding the claims of Telefónica by the Tribunal Económico-Administrativo Central (TEAC) pertaining the overpayments made in 2008-2011 resulted in the collection of 702 million euros, registered in transfers of deferred tax assets.
At January 1, 2019, 313 million euros were reclassified to "Deferred tax liabilities" of the statement of financial position, due to the application of the IFRIC 23 (see Note 24), mainly corresponding to the balance at January 1, 2019 of the provision in relation to tax-amortized goodwill by the purchase of Vivo (see "Tax deductibility of financial goodwill in Spain" below in this note). The provision registered in addition at 2019 were 69 million euros.
The movements relating to deferred taxes recognized directly in equity in 2019 amounted to 2 million euros of additions (net position of higher deferred tax liabilities) and 12 million euros of disposals (net position of higher deferred tax liabilities).
Likewise, the amount of recognized deferred tax liabilities associated with investments in subsidiaries amounted to 157 million euros as of December 31, 2019 (307 million euros as of December 31, 2018). The amount of unrecognized deferred tax liabilities associated with investments in subsidiaries amounted to 285 million euros as of December 31, 2019 (129 million euros as of December 31, 2018).
Expected realization of deferred tax assets and liabilities
The Group assesses the recoverability of deferred tax assets based on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies. Under the assumptions made, the estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position in 2020 and 2019 is as follows:

Millions of euros
12/31/2020	Total	Less than 1 year	More than 1 year
Deferred tax assets	6,416	944	5,472
Deferred tax liabilities	2,620	(173)	2,793

Millions of euros
12/31/2019	Total	Less than 1 year	More than 1 year
Deferred tax assets	6,682	747	5,935
Deferred tax liabilities	2,908	(17)	2,925

Deferred tax assets less than one year mainly come from the Tax Group in Spain (718 million euros in 2020 and 525 million euros in 2019).
Deferred tax assets
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2020	12/31/2019
Tax credits for loss carryforwards	2,741	2,884
Unused tax deductions	1,448	1,459
Deferred tax assets for temporary differences	2,227	2,339
Total deferred tax assets	6,416	6,682
Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2020 and 2019 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2019	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2020
Spain	1,420	3	(140)	—	—	1,283
Germany	695	183	(64)	—	(1)	813
Latin America	769	21	(14)	—	(131)	645
Other countries	—	—	—	—	—	—
Total tax credits for loss carryforwards	2,884	207	(218)	—	(132)	2,741

Location of the company (Millions of euros)	Balance at 12/31/2018	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2019
Spain	2,272	—	(16)	—	(836)	1,420
Germany	580	192	(77)	—	—	695
Latin America	976	25	(202)	—	(30)	769
Other countries	—	—	—	—	—	—
Total tax credits for loss carryforwards	3,828	217	(295)	—	(866)	2,884

The Spanish tax group considers that unused tax loss carryforwards in Spain, taking into account tax litigation in which the group is involved, amount to 6,803 million euros at December 31, 2020:

Millions of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	4,602	645	3,957
Tax loss carryforwards generated before consolidation in the tax group	2,201	—	2,201

Total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2020 amounted to 1,283 million euros (1,420 million euros at December 31, 2019). Total unrecognized tax credits for loss carryforwards of the Spanish tax group amounted to 422 million euros. These tax credits do not expire.
The Group companies in Germany have recognized 813 million euros of tax credits for loss carryforwards at December 31, 2020. Total unrecognized tax credits for loss carryforwards of these companies amount to 6,175 million euros. These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial position arising from the Latin American subsidiaries at December 31, 2020 amounted to 645 million euros. Total unrecognized tax credits for tax loss carryforwards in Latin America amounted to 824 million euros.
Deductions
The Group has recognized 1,448 million euros of tax credits from deductions at December 31, 2020, in Spain, generated primarily from export activity, R+D+i, double taxation and donations to non-profit organizations.
In 2020, tax credits from deductions generated in the year were recognized for 103 million euros. In 2019, tax credits from deductions of 95 million euros were reversed in Spain, as a consequence of the review in the expected schedule of realization of deferred tax assets and liabilities.
Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2020 and 2019 are as follows:

Millions of euros	12/31/2020	12/31/2019
Goodwill and intangible assets	208	323
Property, plant and equipment	421	520
Personnel commitments	1,493	1,730
Provisions	693	832
Investments in subsidiaries, associates and other shareholdings	6	6
Inventories and receivables	288	273
Rights of use	29	15
Lease liabilities	909	796
Other concepts	483	615
Total deferred tax assets for temporary differences	4,530	5,110
Deferred tax assets and liabilities offset	(2,303)	(2,771)
Total deferred tax assets for temporary differences registered in the statement of financial position	2,227	2,339

Millions of euros	12/31/2020	12/31/2019
Goodwill and intangible assets	1,678	2,115
Property, plant and equipment	1,028	1,203
Personnel commitments	12	7
Provisions	514	385
Investments in subsidiaries, associates and other shareholdings	268	414
Inventories and receivables	12	197
Rights of use	918	800
Other concepts	493	558
Total deferred tax liabilities for temporary differences	4,923	5,679
Deferred tax assets and liabilities offset	(2,303)	(2,771)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	2,620	2,908

Deferred tax assets and liabilities are offset if a legally enforceable right exists to offset current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other concepts” includes, among others, the difference between the accounting and tax values created by the value of financial derivatives at year end (see Note 19).
Tax payables and receivables
Current tax payables and receivables at December 31, 2020 and 2019 are as follows:

Millions of euros	Balance at 12/31/2020	Balance at 12/31/2019
Tax payables
Tax withholdings	105	161
Indirect taxes	380	817
Social security	118	137
Current income taxes payable	813	1,073
Other	316	372
Total	1,732	2,560

Millions of euros	Balance at 12/31/2020	Balance at 12/31/2019
Tax receivables
Indirect taxes	484	941
Current income taxes receivable	334	507
Other	84	113
Total	902	1,561
Tax payables of Telefónica United Kingdom are registered in "Liabilities associated with non-current assets and disposal groups held for sale" of the statement of financial position at December 31, 2020 (see Notes 2 and 30).
Tax receivables for indirect taxes at December 31, 2020 does not include any balance to be offset by refunded payments by PIS/COFINS payments described in Note 12 (452 million euros at December 31, 2019).

Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2020, 2019 and 2018 is as follows:

Millions of euros	2020	2019	2018
Accounting profit before tax	2,583	2,718	5,571
Tax expense at prevailing statutory rate	532	722	1,544
Permanent differences	289	(223)	133
Changes in deferred tax charge due to changes in tax rates	14	8	6
(Capitalization)/reversal of tax deduction and tax relief	(103)	(44)	371
(Capitalization)/reversal of loss carryforwards	(88)	118	(1,067)
Increase/(decrease) in tax expense arising from temporary differences	(8)	484	569
Other concepts	(10)	(11)	65
Corporate income tax	626	1,054	1,621
Breakdown of current/deferred tax expense
Current tax expense	462	1,108	1,122
Deferred tax expense/(benefit)	164	(54)	499
Total Corporate income tax	626	1,054	1,621
"Permanent differences" in 2020 includes the effect of the non-deductible charge for the impairment losses on goodwill and other assets of Telefónica Argentina (see Note 7).
"(Capitalization)/reversal of loss carryforwards" in 2020 includes the recognition of tax credits in Telefónica Germany and Group 3G UMTS amounting to 159 million euros and 24 million euros, respectively, partially compensated by the reversal of the tax group in Spain amounting to 101 million euros.
"Increase/(decrease) in tax expense arising from temporary differences" in 2020 mainly includes the recognition of deferred tax assets amounting to 184 million euros corresponding to deductible temporary differences of assets of Telxius Towers Germany, partially compensated by the effect of deductible temporary differences not recognized in Telefónica México, amounting to 152 million euros.
The reversed deferred tax assets with a counterparty in Corporate income tax of Telefónica Mexico, referred to in the section “Main changes registered in 2019” of the deferred tax movement, were reflected in the headings “(Capitalization)/reversal of loss carryforwards” amounting to 183 million euros and “(Increase)/decrease in tax expense arising from temporary differences” amounting to 271 million euros.
The heading “Other concepts” at 2019, included a lower expense for income tax amounting to 201 million euros related to the indemnity associated with the resolution Tribunal Económico-Administrativo Central (see section “Inspections of the tax group in Spain” later in this Note). Moreover, it included an expense amounting to 154 of Telefónica Peru (see section “Tax litigation in Telefónica del Perú” later in this note).
Tax deductibility of financial goodwill in Spain
The tax regulations added article 12.5 to the Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum.
Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized for five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25 years.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and ColTel (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect of the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2020, was 1,716 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State, as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of the tax incentive for those investors that invested in European companies for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision, in its third decision issued on October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
There are also doubts in the Spanish Courts about the classification of the incentive as a deduction and its maintenance in the case of subsequent transmission.
As of the date of this Annual Report, the three decisions continue to be subject to a final ruling. The first two were initially annulled by two judgments of the General Court of the European Union, which were appealed by the EC in the Court of Justice of the European Union and sent again to the General Court in December 2016, which ruled on November 15, 2018, confirming the applicability of the principle of legitimate expectations, but considered the "goodwill amortization" as state aid not compatible with the common market. The third decision remains pending a judgment from the court of first instance.
Notwithstanding the above, the "Tax and Customs Control Unit of the Spanish Tax Authority" (Dependencia de Control Tributario y Aduanero de la Agenica Tributaria), in compliance with the obligation set out in the EC Decision (EU) 2015/314, recovered the amounts that had been deducted in connection with the amortization of goodwill for the indirect acquisition of non-resident companies from 2005 to 2015, and in November of the same year, it initiated the recovery procedure for goodwill relating to years 2016 to 2018. The recovery of such amounts is provisional, pending the final rulings on the appeals brought against the three decisions. The amount paid by Telefónica in March 2019, after offsetting outstanding tax credits (tax losses carryforward and deductions) amounted to 1.4 million euros.
Notwithstanding the fact that the company understands that the principle of legitimate expectations in relation to this tax incentive applies, in relation to tax-amortized goodwill through the purchase of some companies for which the applicability of the legitimate expectations principle is questioned, mainly VIVO, the Group has decided to continue provisioning the amount of the goodwill amortized for tax purposes, which amounted to 420 million euros as of December 31, 2020 (352 million euros as of December 31, 2019).
Inspections of the tax group in Spain
In July 2019, new inspection proceedings were initiated for several of the companies belonging to Tax Group 24/90, of which Telefónica, S.A. is the dominant company. The concepts and periods being audited are: Corporate Income Tax for the years 2014 to 2017 and Value Added Tax, Withholdings income Tax for the second half of 2015 and from 2016 to 2018.
Though the maximum duration for the tax inspection procedures is 27 months and due to the official publication of the Royal Decree 3/2020 of March 17 as result of COVID-19, the regular procedures were suspended between March 14 and June 1, 2020, implying the extension of the deadline towards December 2021.

In relation to the inspection proceeding of Corporate Income Tax for years 2008 to 2011, on January 23, 2019 Telefónica was notified of a resolution issued by the Spanish Central Economic-Administrative Tax Court (Tribunal Económico-Administrativo Central) which partially upheld the claims brought by Telefónica against the assessments relating to the 2008-2011 Corporate Income Tax Audit.

On March 15, 2019, Telefónica announced that it had been notified of an Execution Notice issued by the Agencia Estatal de Administración Tributaria in connection with the Spanish Central Economic-Administrative Tax Court resolution (which had partially upheld the claims filed by Telefónica against the assessments pertaining to the 2008-2011 Corporate Income Tax Audit). Said Execution Notice ordered a 702 million euros refund to Telefónica, pertaining to overpayments made in those tax years, which was paid to Telefónica at that date. Telefónica filed an appeal with the Central Economic-Administrative Tax Court against the Execution Notice. Such appeal was resolved favorably to Telefónica's interests on June 13, 2019, resulting in a new refund of 201 million euros related to compensating interest which was recorded as Corporate income tax in the 2019 income statement. Telefónica received this payment in July 2019.

In relation to the inspection proceedings of Corporate Tax for the years 2005 to 2007 and 2008 to 2011, which ended in 2012 and 2015, respectively, Telefónica continues to dispute the criteria used for the accounting of Net Operating Losses and deductions. The case is pending before the National Audience.

As a result of the ongoing inspection process and the pending tax years to be inspected, it is not considered that there is a need to recognize additional liabilities in the consolidated financial statements.
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subject to this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, Internet advertising services, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), a case is still pending before the Supreme Court including Oi, which could affect other companies of the telecommunications sector.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, is approximately 17,446 million Brazilian reais (approximately 2,736 million euros at the exchange rate of December 31, 2020, see Note 24), 15,460 million Brazilian reais on December 31, 2019 (approximately 3,416 million euros at the exchange rate on that date). Telefónica Brazil has obtained independent expert reports supporting its position, i.e. that the aforesaid services are not subject to ICMS.
Federal taxes
In addition, there are possible contingencies in relation to the income tax federal taxes for the total amount of 16,873 million Brazilian reais as of December 31, 2020 (approximately 2,647 million euros at the exchange rate on that date), 9,895 million Brazilian reais as of December 31, 2019 (approximately 2,186 million euros at the exchange rate on that date), mainly related to the tax amortization in Brazil in the years 2011 to 2017 of the goodwill originated in the acquisitions of Vivo and GVT and their subsequent merger with Telefónica Brasil. These proceedings are at the administrative and judicial stage and no provisions have been made since the potential risk associated with them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.
There are other probable contingencies in relation to the income tax federal taxes for the total amount of 96 million Brazilian reais as of December 31, 2020 (approximately 15 million euros at the exchange rate on that date), 87 million Brazilian reais as of December 31, 2019 (approximately 14 million euros at the exchange rate on that date). The Company has recognized a provision for this amount.
Tax litigation in Telefónica del Perú
With regard to tax matters in Peru, litigation continues over corporate income tax for 2000 and 2001, payments on account for the year 2000, recoverable balances for 1998 and 1999, and the interest and penalties that should apply to these.
In August 2015, the court of second instance handed down a ruling partially upholding the position of Telefónica del Perú, ruling in its favor on three of the five objections filed by the tax authorities and appealed before the courts, relating, inter alia, to corporate income tax for 2000-2001 (among others). This dispute accounts for more than 75% of the total amount under litigation, with the objections relating to insolvency provisions, interest on borrowing and leases of space for public telephones.
With regard to these tax matters, in July 2019 Telefónica del Perú received notification of two rulings of the Supreme Court on the contentious administrative appeals of the 2000 and 2001 financial years. These rulings do not definitively resolve some of the main issues that both litigations deal with when partial nullity of the previous rulings is declared, and therefore the issues must be returned back to the Superior Court, lower instance, to be judged again.
However, to the extent that there have been some adjustments over which the judgments are pronounced (positively for the company in relation to the deductibility of the rental of public spaces and negative in the case of the deductibility of certain financial charges), the company recorded in its financial statements of 2019 an additional provision of 580 million Peruvian nuevo sol (approximately 154 million euros at the exchange rate as of December 31, 2019).
In addition, in January 2020 Telefónica del Perú received a notification of the Supreme Court ruling regarding insolvency provisions, annulling, as for the year 1998, the ruling of the court of second instance for 2000-2001 and returning the case to the court of first instance which declared the appeal unfounded. However, Telefónica del Perú has filed a cassation appeal against said judgment.
Therefore, all settlements carried out by SUNAT for 2000 and 2001 financial years are still pending of the final ruling in the judicial phase.
Regarding these ruling, the Group and its external attorneys consider that there are solid arguments to defend their position, both in relation to the insolvency provisions and in relation to the interest in the administrative phase and to recoverable balances for 1998 and 1999.
Given the sentences and rulings handed down in June and August 2015, the Group recognized a provision in the 2015 consolidated financial statements, provision that at December 31, 2020 reached, including interest accrued and the additional provision recognized in 2019, a total amount of 2,407 million Peruvian soles (approximately 542 million euros at the exchange rate of December 31, 2020). See Note 24.
On February 23, 2021, Telefónica del Perú has been electronically notified of the Constitutional Court's Ruling in relation to the second of the judicial appeals filed against the aforementioned late payment interest applicable in the administrative process. The Ruling considers that the calculation of late payment interest in the administrative process is inadmissible due to the time exceeded in resolving the tax matters beyond the time framework legally set forth. Although this Ruling is favorable to the Company, at the date of preparation of these consolidated financial statements, the possible clarification requests that may be presented by each of the parties are still pending, as well as it is also pending the scope of its effects as linked to the first of the appeals still pending judgment in the Constitutional Court, so that as of this day it is not possible to quantify the possible effects that this Ruling may have on the provision recorded as of December 31, 2020.
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute of limitations periods. In Spain the taxes from 2014 onwards are open to inspection.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:
•The last twelve years in Germany.
•The last seven years in the United Kingdom.
•The last seven years in Argentina.
•The last five years in Brazil, Mexico, Colombia, Uruguay and the Netherlands.
•The last four years in Peru and Costa Rica.
•Since 2016, the statute of limitation in Venezuela is six years.
•The last three years in Chile, Ecuador, El Salvador and the United States.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.